UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): October 29, 2015

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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SPECIAL NOTE OF CAUTION REGARDING FORWARD-LOOKING STATEMENTS

THIS REPORT CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS CONTAINING THE WORDS "BELIEVE," "ANTICIPATE," "EXPECT" AND WORDS OF SIMILAR IMPORT. THESE STATEMENTS REFLECT THE COMPANY'S CURRENT BELIEFS AND ARE BASED UPON CURRENTLY AVAILABLE INFORMATION. ACCORDINGLY, SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH COULD CAUSE THE COMPANY'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY SUCH STATEMENTS. FACTORS WHICH MAY CAUSE SUCH DIFFERENCES INCLUDE THE COMPANY'S ABILITY TO COMPLETE ADDITIONAL ACQUISITIONS, EXPAND OUR DISTRIBUTION, INCREASE OUR CLIENT BASE AND OTHER RISKS DISCLOSED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR ADVISE IN THE EVENT OF ANY CHANGE, ADDITION OR ALTERATION TO THE INFORMATION COVERED IN THIS REPORT, INCLUDING SUCH FORWARD-LOOKING STATEMENTS.


Item 7.01. REGULATION FD DISCLOSURE

On October 29, 2015, Empire Global Corp. (the "Company") issued a press release announcing that, through its wholly owned subsidiary Multigioco Srl., it has obtained a bank loan of Euro 500,000 at an interest rate of 5% per annum with monthly payments of approximately Euro 9,426 for a term of 5 years from Banca Veneto ScPA. The loan which the Company expects to close on November 2, 2015 is fully open for repayment without penalty and is guaranteed by certain shareholders of the Company.

The Company believes that the loan was obtained in the ordinary course of business.

The Company's press release announcing the financing is attached hereto as
Exhibit 99.1.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.		Description
Exhibit 99.1		Press Release dated October 29, 2015.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  October 29, 2015.                  EMPIRE GLOBAL CORP.

                                     Per: /s/ MICHELE CIAVARELLA, B.SC
                                         ------------------------------
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer


EXHIBIT INDEX

Exhibit No.		Description
Exhibit 99.1		Press Release dated October 29, 2015.